UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 12, 2005

Occam Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30741	77-0442752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Robin Hill Road

Santa Barbara, California 93117

(Address of Principal Executive Offices, including Zip Code)

(805) 692-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On September 12, 2005, the Board of Directors of Occam Networks, Inc. (the “Company”), based on the recommendation of its Compensation Committee, approved a restricted stock grant to Robert Howard-Anderson, the Company’s Chief Executive Officer. The restricted stock grant consists of 600,000 shares of the Company’s Common Stock, subject to applicable tax withholding, and is subject to the terms and conditions of the Executive Officer Stock Grant Program - Restricted Stock Grant Agreement attached hereto as Exhibit 10.75. On September 12, 2005, the Company entered into the restricted stock grant agreement with Mr. Howard-Anderson and issued to him a net of 438,716 shares of the Company’s Common Stock, reflecting a reduction of 161,284 in the number of shares otherwise issuable to Mr. Howard-Anderson to satisfy tax withholding obligations. All of the shares subject to the restricted stock grant are fully vested upon issuance to Mr. Howard-Anderson.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K. The shares of Common Stock were issued to Mr. Howard-Anderson as consideration for services previously performed by Mr. Howard-Anderson on behalf of the Company. The Company did not receive any cash consideration from Mr. Howard-Anderson for the shares. The aggregate fair market value of the shares on the date of grant was $165,600, based on the last sale price per share of the Company’s Common Stock on September 12, 2005 of $0.276, as reported by the OTC Bulletin Board.

In connection with the issuance of the shares the Company relied on the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, based on the limited nature of the issuance, the fact that Mr. Howard-Anderson is an “accredited investor” as defined in Regulation D, and the fact that no form of general solicitation or general advertising was used in connection with the issuance.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
10.75	Executive Officer Stock Grant Program – Restricted Stock Grant Agreement dated September 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Occam Networks, Inc.

By:	/s/ Howard M. Bailey
Howard M. Bailey
Chief Financial Officer

Date: September 14, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.75	Executive Officer Stock Grant Program – Restricted Stock Grant Agreement dated September 12, 2005